                                                                      EXHIBIT 24

                              NORWEST CORPORATION

                         POWER OF ATTORNEY OF DIRECTOR

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of February, 1995.

                                              /s/ David A. Christensen
                                          _____________________________________
                                                  David A. Christensen

                              NORWEST CORPORATION

                         POWER OF ATTORNEY OF DIRECTOR

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of February, 1995.

                                                 /s/ Gerald J. Ford
                                          _____________________________________
                                                     Gerald J. Ford

                              NORWEST CORPORATION

                         POWER OF ATTORNEY OF DIRECTOR

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of February, 1995.

                                               /s/ Pierson M. Grieve
                                          _____________________________________
                                                    Pierson M. Grieve

                              NORWEST CORPORATION

                         POWER OF ATTORNEY OF DIRECTOR

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of February, 1995.

                                               /s/ Charles M. Harper
                                          _____________________________________
                                                    Charles M. Harper

                              NORWEST CORPORATION

                         POWER OF ATTORNEY OF DIRECTOR

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of February, 1995.

                                                 /s/ N. Berne Hart
                                          _____________________________________
                                                      N. Berne Hart

                              NORWEST CORPORATION

                         POWER OF ATTORNEY OF DIRECTOR

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of February, 1995.

                                               /s/ William A. Hodder
                                          _____________________________________
                                                    William A. Hodder

                              NORWEST CORPORATION

                         POWER OF ATTORNEY OF DIRECTOR

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of February, 1995.

                                                 /s/ George C. Howe
                                          _____________________________________
                                                     George C. Howe

                              NORWEST CORPORATION

                         POWER OF ATTORNEY OF DIRECTOR

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of February, 1995.

                                                /s/ Lloyd P. Johnson
                                          _____________________________________
                                                    Lloyd P. Johnson

                              NORWEST CORPORATION

                         POWER OF ATTORNEY OF DIRECTOR

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of February, 1995.

                                               /s/ Reatha Clark King
                                          _____________________________________
                                                    Reatha Clark King

                              NORWEST CORPORATION

                         POWER OF ATTORNEY OF DIRECTOR

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of February, 1995.

                                             /s/ Richard M. Kovacevich
                                          _____________________________________
                                                  Richard M. Kovacevich

                              NORWEST CORPORATION

                         POWER OF ATTORNEY OF DIRECTOR

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of February, 1995.

                                               /s/ Richard S. Levitt
                                          _____________________________________
                                                    Richard S. Levitt

                              NORWEST CORPORATION

                         POWER OF ATTORNEY OF DIRECTOR

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of February, 1995.

                                              /s/ Cynthia H. Milligan
                                          _____________________________________
                                                   Cynthia H. Milligan

                              NORWEST CORPORATION

                         POWER OF ATTORNEY OF DIRECTOR

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of February, 1995.

                                                /s/ John E. Pearson
                                          _____________________________________
                                                     John E. Pearson

                              NORWEST CORPORATION

                         POWER OF ATTORNEY OF DIRECTOR

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of February, 1995.

                                                 /s/ Ian M. Rolland
                                          _____________________________________
                                                     Ian M. Rolland

                              NORWEST CORPORATION

                         POWER OF ATTORNEY OF DIRECTOR

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of February, 1995.

                                               /s/ Stephen E. Watson
                                          _____________________________________
                                                    Stephen E. Watson

                              NORWEST CORPORATION

                         POWER OF ATTORNEY OF DIRECTOR

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint WILLIAM A. HODDER, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and STEPHEN E. WATSON, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Corporation to a Report on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of February, 1995.

                                               /s/ Michael W. Wright
                                          _____________________________________
                                                    Michael W. Wright